Supplement to the

Fidelity® Advisor Emerging Markets Income Fund
A Fund of Fidelity Advisor Series VIII

Fidelity Advisor New Insights Fund
A Fund of Fidelity Contrafund®

Fidelity Advisor Mid Cap II Fund
A Fund of Fidelity Advisor Series I

Class A, Class T, Class B, Class C, and Institutional Class

STATEMENT OF ADDITIONAL INFORMATION

February 29, 2008
as revised April 10, 2008

The following information replaces similar information found in the "Management Contracts"section on page 43.

Sub-Advisers - FMR U.K., FIIA, FIIA(U.K.)L, and FIJ. On behalf of each fund, FMR has entered into sub-advisory agreements with FMR U.K. On behalf of Advisor Emerging Markets Income, FMR has entered into a sub-advisory agreement with FIIA. On behalf of Advisor Emerging Markets Income, FIIA, in turn, has entered into sub-advisory agreements with FIIA(U.K.)L and FIJ. Pursuant to the sub-advisory agreements, FMR may receive from the sub-advisers investment research and advice on issuers outside the United States (non-discretionary services) and FMR may grant the sub-advisers investment management authority and the authority to buy and sell securities if FMR believes it would be beneficial to the funds (discretionary services). FMR and FIIA, and not the funds, pay the sub-advisers.

ACOM12B-08-03 July 31, 2008
1.863512.101